BLACKROCK GLOBAL GROWTH FUND, INC.
BLACKROCK GLOBAL GROWTH V.I. FUND, a series of BlackRock Variable Series Funds, Inc.

Supplement Dated December 12, 2008
to the Prospectuses of the Funds Listed Above
(each a “Fund”)

Effective December 12, 2008, each Fund will change the benchmark against which it measures its performance from the Morgan Stanley Capital International (MSCI) World Index to the S&P Global Broad Market Index (BMI). The S&P Global Broad Market Index (BMI) more accurately reflects the universe of securities in which each Fund will invest.

The S&P Global Broad Market Index (BMI) is a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

Code #19012-1208-SUP